CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

DERIVED INFORMATION   5/04/05

[$865,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,150,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change.   The Information does not include all of the information required to be included in the final prospectus relating to the certificates.  As such, the Information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information.  Such documents may be obtained without charge at the Commission’s website.  Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission.  Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB Trading Desk at (212) 538-8373 or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 6/01/05 cutoff date.  Approximately 24.8% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.  Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,378
Total Outstanding Loan Balance	$1,138,494,069	Min	Max
Average Loan Current Balance	$154,309	$6,247	$753,756
Weighted Average Original LTV	81.4%
Weighted Average Coupon	7.11%	4.79%	13.75%
Arm Weighted Average Coupon	6.97%
Fixed Weighted Average Coupon	7.96%
Weighted Average Margin	6.21%	2.88%	10.79%
Weighted Average FICO (Non-Zero)	631
Weighted Average Age (Months)	3
% First Liens	97.0%
% Second Liens	3.0%
% Arms	85.9%
% Fixed	14.1%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$1,150,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

% North_CA	9.8
% South_CA	11.2
% Silent/Second	46.0
WA CLTV for SilentSeconds	99.1%
WA DTI for SilentSeconds	42.2%
% SilentSeconds & IO	18.1
WA CLTV for SilentSeconds & IO	99.3%
WA DTI for SilentSecond & IO	43.1%

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
FICO for All Loans	Loans	Balance	Balance	%	%	FICO	DTI
Unavailable	2	367,411	0.0	7.1	80.0	0	43.4
451 - 475	3	363,888	0.0	9.7	82.9	465	40.5
476 - 500	2	200,687	0.0	8.3	76.8	499	29.4
501 - 525	100	15,150,896	1.3	8.6	71.9	517	39.0
526 - 550	347	54,496,665	4.8	8.1	75.6	540	42.3
551 - 575	531	83,184,536	7.3	7.7	77.6	564	41.4
576 - 600	1,209	160,059,783	14.1	7.4	82.2	589	41.4
601 - 625	1,662	225,493,621	19.8	7.1	82.4	613	42.0
626 - 650	1,420	228,819,376	20.1	6.9	82.1	638	41.6
651 - 675	969	160,397,613	14.1	6.9	82.3	663	41.4
676 - 700	532	99,481,794	8.7	6.8	82.3	686	41.4
701 - 725	300	55,041,482	4.8	6.7	82.4	712	41.8
726 - 750	166	29,919,958	2.6	6.6	82.6	737	42.1
751 - 775	96	19,220,463	1.7	6.6	80.8	761	40.5
776 - 800	33	5,139,465	0.5	6.8	81.3	783	39.5
801 - 825	6	1,156,432	0.1	7.2	82.2	807	33.3
Total:	7,378	1,138,494,069	100.0	7.1	81.4	631	41.6

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
FICO for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
551 - 575	6	1,527,250	0.5	7.5	83.6	566	36.0
576 - 600	69	15,045,716	5.3	6.8	81.2	590	42.7
601 - 625	257	54,447,267	19.3	6.7	80.8	612	43.1
626 - 650	334	77,804,781	27.6	6.6	81.4	638	42.5
651 - 675	232	53,624,470	19.0	6.7	81.2	662	42.4
676 - 700	139	35,739,219	12.7	6.7	81.2	686	41.7
701 - 725	84	21,365,799	7.6	6.5	81.3	712	43.0
726 - 750	57	13,072,642	4.6	6.6	81.1	737	43.1
751 - 775	25	6,625,061	2.4	6.3	81.1	761	43.9
776 - 800	10	2,238,648	0.8	6.8	76.7	782	42.5
801 - 825	1	268,000	0.1	6.0	80.0	802	36.8
Total:	1,214	281,758,852	100.0	6.7	81.1	655	42.5

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
DTI for All Loans	Loans	Balance	Balance	%	%	FICO	DTI
<= 10.000	31	5,024,274	0.4	7.3	77.3	649	6.1
10.001 - 15.000	39	4,374,238	0.4	7.4	75.0	623	13.0
15.001 - 20.000	108	12,942,635	1.1	7.2	79.9	648	17.6
20.001 - 25.000	277	34,828,845	3.1	7.3	78.2	619	22.7
25.001 - 30.000	460	61,791,546	5.4	7.2	80.6	627	27.8
30.001 - 35.000	757	108,274,969	9.5	7.1	81.1	629	32.6
35.001 - 40.000	1,175	169,363,725	14.9	7.2	81.7	633	37.8
40.001 - 45.000	1,739	273,429,298	24.0	7.1	81.2	633	42.7
45.001 - 50.000	2,426	392,383,289	34.5	7.0	82.4	634	47.9
50.001 - 55.000	348	72,443,582	6.4	7.1	80.8	612	52.3
55.001 - 60.000	13	2,462,083	0.2	7.2	76.1	582	57.2
60.001 - 65.000	2	315,018	0.0	7.0	73.4	643	63.2
70.001 - 75.000	1	370,775	0.0	8.5	70.0	614	73.2
75.001 - 80.000	1	287,111	0.0	10.7	80.0	649	76.0
80.001 - 85.000	1	202,682	0.0	7.2	67.7	535	84.6
Total:	7,378	1,138,494,069	100.0	7.1	81.4	631	41.6

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
DTI for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
<= 10.000	2	472,000	0.2	7.1	80.0	671	3.8
10.001 - 15.000	4	840,800	0.3	6.8	80.0	616	13.1
15.001 - 20.000	7	1,386,780	0.5	6.6	89.3	682	16.9
20.001 - 25.000	22	5,050,949	1.8	6.5	80.0	652	22.8
25.001 - 30.000	51	11,909,873	4.2	6.8	80.4	649	27.8
30.001 - 35.000	106	23,394,053	8.3	6.6	81.5	651	32.6
35.001 - 40.000	171	38,790,359	13.8	6.7	81.4	659	38.0
40.001 - 45.000	309	71,728,676	25.5	6.7	80.6	659	42.7
45.001 - 50.000	508	120,666,053	42.8	6.6	81.4	653	48.1
50.001 - 55.000	32	7,286,510	2.6	6.7	81.3	662	51.2
55.001 - 60.000	1	127,200	0.0	6.3	80.0	620	59.2
60.001 - 65.000	1	105,600	0.0	6.1	80.0	660	61.9
Total:	1,214	281,758,852	100.0	6.7	81.1	655	42.5

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Initial Periodic Cap (%) for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
1.00	4	1,030,250	0.4	5.9	76.3	622	46.0
1.50	104	26,841,154	9.6	6.7	81.4	663	43.8
3.00	1,086	249,677,836	89.8	6.7	81.2	655	42.3
5.00	3	628,810	0.2	7.0	81.9	678	48.7
Total:	1,197	278,178,049	100.0	6.7	81.2	656	42.5

   *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Subsequent Periodic Cap (%) for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
1.00	767	174,966,314	62.9	6.7	80.8	661	42.4
1.50	429	102,775,736	36.9	6.6	81.8	647	42.6
2.00	1	436,000	0.2	5.6	80.0	641	37.7
Total:	1,197	278,178,049	100.0	6.7	81.2	656	42.5

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
LTV for All Loans	Loans	Balance	Balance	%	%	FICO	DTI
10.001 - 20.000	4	302,723	0.0	7.0	17.3	614	38.4
20.001 - 30.000	19	1,795,861	0.2	7.0	25.7	587	35.7
30.001 - 40.000	44	4,129,568	0.4	7.2	36.7	606	34.3
40.001 - 50.000	39	5,555,075	0.5	6.9	46.0	597	40.8
50.001 - 60.000	147	25,370,676	2.2	7.1	55.7	601	39.0
60.001 - 70.000	397	73,570,772	6.5	7.2	66.8	601	39.8
70.001 - 80.000	3,544	607,424,609	53.4	6.8	79.1	639	41.9
80.001 - 90.000	1,770	318,485,460	28.0	7.2	87.6	623	41.8
90.001 - 100.000	1,414	101,859,326	8.9	8.5	97.9	639	41.2
Total:	7,378	1,138,494,069	100.0	7.1	81.4	631	41.6

    *     Note, for second liens, CLTV is employed in this calculation.